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                                                                   Exhibit 10.14

              Form of 7-1/2% SERIES C DEBENTURES DUE JUNE 30, 2007

THIS DEBENTURE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER SAID ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE AND EXCEPT IN COMPLIANCE WITH THE PROVISIONS OF SECTION 17 HEREOF.

                               FLCH HOLDINGS CORP.

                  7-1/2% SERIES C DEBENTURES DUE JUNE 30, 2009

No.:  R-                                                    New York, New York

            FLCH HOLDINGS CORP., a Delaware corporation (hereinafter called "HoldCo"), for value received, hereby promises to pay to:

or its registered assigns, the principal amount of $29,335,226 (or so much thereof as shall not have been prepaid), payable on June 30, 2009, and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid principal amount hereof, from the date hereof, at the rate of 7-1/2% per annum semi-annually on the 31st day of January and the 31st day of July in each year, commencing on January 31, 1997, until said principal amount shall have become due and payable and (to the extent permitted by applicable law) to pay interest at the rate of 10-1/2% per annum on any overdue principal and interest, from the date such amount was due and payable until the obligation of HoldCo with respect to the payment thereof shall be fully discharged. Payments of principal and interest on this 7-1/2% Series C Debenture (this "Debenture") shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. If the date on which any such payment is required to be made pursuant to the provisions of this Debenture occurs on a day other than a Business Day (as hereinafter defined), such payment shall be due and payable on the next succeeding Business Day.

            This Debenture together with any debenture or debentures hereafter issued in accordance with the provisions hereof which represent part of the principal amount of this Debenture and any replacement hereof or thereof constitute HoldCo's 7-1/2% Series C Debentures due June 30, 2009 (hereinafter collectively called the "7-1/2% Series C Debentures"). The 7-1/2% Series C Debentures, together with HoldCo's 7-1/2% Series A Debentures due June 30, 2007 and HoldCo's 7-1/2% Series B Debentures due


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June 30, 2008, and any debenture or debentures issued in accordance with the provisions hereof or thereof which represent part of the principal amount hereof or thereof and any replacement of any of the foregoing, aggregating $500,000,000 in original principal amount, are hereinafter collectively called "7-1/2% Debentures".

            1.    DEFINED TERMS

            As used herein the following terms shall have the following meanings:

            "Administrative Agent" shall mean The Chase Manhattan Bank, N.A., in its capacity as administrative agent under the Senior Credit Agreements.

            "Affiliate" shall mean any person or entity that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, another specified person or entity.

            "Borrower" shall mean FLCH Acquisition Corp., a Delaware corporation and a direct wholly-owned subsidiary of HoldCo, which corporation is to be merged with CHS pursuant to the Merger, and from and after the Merger said term shall refer to the Surviving Corporation.

            "Business Day" shall mean a day other than Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close.

            "CHS" shall mean Community Health Systems, Inc., a Delaware corporation.

            "Co-Agents" shall mean, collectively, Bank of America N.A., NationsBank, and The Bank of Nova Scotia, in their capacities as co-agents with respect to the Senior Credit Agreements.

            "Merger Credit Agreement" shall mean the $900,000,000 Credit Agreement dated as of July 9, 1996, among the Borrower, HoldCo, the Merger Lenders parties thereto, the Co-Agents and the Administrative Agent, and shall include any replacements or refinancings by the Lenders, renewals, and amendments thereto with the consent of the Borrower, the Lenders, the Co-Agents and the Administrative Agent, as required thereunder, and including those amendments that would increase the amounts outstanding thereunder to the extent permitted by the provisions of Section 16.

            "Event(s) of Default" shall have the meaning assigned to it in
Section 4.

            "Holder" shall mean the person or entity in whose name this Debenture is registered on the register maintained by HoldCo pursuant to Section 6; and "Holders" shall be the collective reference to all such holders of 7-1/2% Debentures.


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            "L/C Application" shall be any L/C Application under the Merger
Credit Agreement.

            "Lenders" shall mean, prior to the Merger, the Tender Lenders, and from and after the Merger, the Merger Lenders.

            "Letters of Credit" shall be the collective reference to Letters of Credit issued under the Merger Credit Agreement.

            "MBO-VI" shall mean Forstmann Little & Co. Subordinated Debt and Equity Management Buyout Partnership-VI, a Delaware limited partnership.

            "Merger" shall mean the merger of FLCH Acquisition Corp. with CHS pursuant to the Agreement and Plan of Merger, dated June 9, 1996, as amended, between CHS, HoldCo and the Borrower.

            "Merger Lenders" shall mean the Lenders from time to time parties to the Merger Credit Agreement.

            "Notice of Designation" shall mean a notice delivered by HoldCo to the Holders designating Senior Obligations, which notice shall be substantially in the form of Annex 1 hereto.

            "Partnership Agreement" shall have the meaning assigned to it in
Section 4.

            "Purchase Notice" shall have the meaning assigned to it in subsection 17.2.

            "Senior Credit Agreements" shall have the collective reference to the Tender Credit Agreement and the Merger Credit Agreement.

            "Senior Creditors" shall mean the Administrative Agent, the Co-Agents and the Lenders.

            "Senior Default" shall have the meaning assigned to the term "Default" in the Senior Credit Agreements or a failure to pay obligations under the Tender Credit Agreement following a demand therefor.

            "Senior Event of Default" shall have the meaning assigned to the term "Event of Default" in the Senior Credit Agreements or a failure to pay obligations under the Tender Credit Agreement following a demand therefor.

            "Senior Extensions of Credit" shall mean all loans and other extensions of credit obtained by the Borrower under the Senior Credit Agreements.

            "Senior Loans" shall mean Loans outstanding under the Senior Credit Agreements.


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            "Senior Notes" shall mean the promissory notes that may be issued by the Borrower under the Senior Credit Agreements to evidence indebtedness to the Lenders outstanding from time to time under the Senior Credit Agreements.

            "Senior Obligations" shall mean, to the extent that HoldCo guarantees the obligations of the Borrower incurred pursuant to the Senior Credit Agreements, (a) the principal amount of, and accrued interest on (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of HoldCo or the Borrower, whether or not allowed), the Senior Extensions of Credit, the Senior Notes, all other indebtedness, liabilities and obligations of the Borrower under the Senior Credit Agreements and any refinancing thereof, and all indebtedness, liabilities and obligations of HoldCo under guarantees made by HoldCo in respect thereof, and (b) all other indebtedness, obligations and liabilities of the Borrower to the Lenders now existing or hereafter incurred or created under or with respect to the Senior Extensions of Credit, the Senior Notes and the Senior Credit Agreements and with respect to the Letters of Credit and the L/C Applications, and with respect to any refinancing thereof, and all indebtedness, liabilities and obligations of HoldCo under guarantees made by HoldCo in respect of the foregoing (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of HoldCo or the Borrower, whether or not allowed), and (c) the principal amount of, and accrued interest (including without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of HoldCo or the Borrower, whether or not allowed) and commissions on, additional indebtedness, obligations and/or liabilities of the Borrower under the Senior Credit Agreements and all refinancings thereof and all indebtedness, liabilities and obligations of HoldCo under guarantees made by HoldCo in respect thereof, not otherwise specified in clause (a) or (b) above in principal amounts in the aggregate, at any one time outstanding, not to exceed $100,000,000, which indebtedness, obligations and/or liabilities are designated as Senior Obligations in a Notice of Designation from HoldCo to each of the Holders which has become effective in accordance with the provisions of Section 16, and (d) all indebtedness, obligations and liabilities of the Borrower arising under any agreements between the Borrower and one or more Senior Creditors relating to interest rate, currency or similar swap and hedging arrangements and under any other agreements made, delivered or given in connection therewith and all indebtedness, liabilities and obligations of HoldCo under guarantees made by HoldCo in respect thereof (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of HoldCo or the Borrower, whether or not allowed).


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            "Subordinated Obligations" shall mean (a) the principal amount of, and accrued interest on (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of HoldCo, whether or not allowed), the 7-1/2% Debentures, and (b) all other indebtedness, obligations and liabilities of HoldCo to the Holders (including those arising under Section 11 and Section 16), now existing or hereafter incurred or created under the 7-1/2% Debentures.

            "Surviving Corporation" shall mean the corporation which survives the Merger.

            "Tender Credit Agreement" shall mean the Tender Credit Agreement, dated as of July 9, 1996, among the Borrower, HoldCo, the banks and other financial institutions (the "Tender Lenders") which are from time to time parties thereto, the Co-Agents, and the Administrative Agent, and shall include any replacements or refinancings by the Tender Lenders, renewals and amendments thereto with the consent of the Administrative Agent or the Required Lenders, and including those amendments that would increase the amounts outstanding thereunder to the extent permitted by the provisions of Section 16.

            "Transfer", "Transferee," "Transfer Notice" and "Transfer Price" shall have the respective meanings assigned to such terms in Section 17.

            2.    REPRESENTATIONS AND WARRANTIES

            HoldCo hereby represents and warrants to the Holder that the following are true on and as of the date of issue of this Debenture:

            2.1 Corporate Existence; Corporate Power; Authorization.
            HoldCo (a) is duly organized, validly existing and in good standing under the laws of the State of Delaware, (b) has the corporate power and authority and the legal right to make and deliver, and to perform its obligations under, the 7-1/2% Debentures and to make the borrowing evidenced thereby, and (c) has taken all necessary corporate action to authorize such borrowing on the terms and conditions of the 7-1/2% Debentures and to authorize the execution and delivery of, and performance by it of its obligations under, the 7-1/2% Debentures.

            2.2 No Legal Bar.
            No consent or authorization of, filing with, or other act by or in respect of, any other person or entity is required in connection with the borrowing evidenced by the 7-1/2% Debentures or with the execution and delivery by HoldCo of, or performance by HoldCo of its obligations under, or the validity or enforceability against HoldCo of, the 7-1/2% Debentures. The execution and delivery of, and performance by HoldCo of its


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obligations under, the 7-1/2% Debentures will not violate or conflict with or constitute a default under its Certificate of Incorporation or By-Laws, or any law, rule or regulation, or determination of an arbitrator, or of a government or court or other governmental agency, instrumentality or authority applicable to or binding upon it or any of its property or to which it or any of its property is subject or any provision of any security issued by HoldCo or of any agreement, instrument or undertaking to which HoldCo is a party or by which it or any of its property is bound, except violations which will not have a Material Adverse Effect (as defined in the Senior Credit Agreements) of HoldCo and its subsidiaries taken as a whole.

            2.3 Enforceable Obligations.
            This Debenture has been, and each other 7-1/2% Debenture will be, duly authorized, executed and delivered on behalf of HoldCo and constitutes or will constitute, as the case may be, a legal, valid and binding obligation of HoldCo enforceable against HoldCo in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally and by applicable principles of equity (whether considered in a suit at law or in equity).

            3.    COVENANTS

            3.1. Dividends. HoldCo hereby agrees with the Holder that, so long as this Debenture remains outstanding and unpaid or any other amount is owing hereunder or with respect hereto, HoldCo shall not pay any dividends on, or make any distributions with respect to, any shares of the common stock or preferred stock of HoldCo, if and so long as any semi-annual interest payment theretofore due on any of the 7-1/2% Debentures remains unpaid.

            3.2. Supplemental Interest. HoldCo shall pay to the Holder of this Debenture, as supplemental interest, an amount equal to the product of (a) 1-1/2% of $233,464,288, multiplied by (b) a fraction, the numerator of which is the original principal amount of this Debenture and the denominator of which is $166,666,667, such amount to be payable within 30 days after the date of this Debenture.

            4.    EVENTS OF DEFAULT

            Upon the occurrence of any of the following events (each, individually, an "Event of Default" and collectively, "Events of Default"):

                  (a) HoldCo shall fail to pay any part of the principal amount of any of the 7-1/2% Debentures when due in accordance with the terms hereof, or fail to pay any installment of interest on any of the 7-1/2%


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            Debentures or any other amount payable hereunder or thereunder, and
            (i) in each such event such default shall not have been remedied within 120 days after it has occurred and (ii) so long as any Senior Obligations are outstanding and unpaid, in the case of any failure to pay any installment of interest on any of the 7-1/2% Debentures beyond such 120-day grace period such failure shall constitute an Event of Default hereunder only upon declaration thereof, by written notice or notices to HoldCo, by the Holders of at least a majority of the then outstanding aggregate principal amount of the 7-1/2% Debentures; or

                  (b) any representation or warranty made by HoldCo herein shall prove to have been incorrect in any material respect on or as of the date made; or

                  (c) HoldCo shall default in the observance or performance of the covenant contained in Section 3.1; or

                  (d) (i) HoldCo shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or HoldCo shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against HoldCo any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment, or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against HoldCo any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets, which results in the entry of any order for any such relief which shall not have been vacated, discharged, or stayed on bond pending appeal within 60 days from the entry thereof; or (iv) HoldCo shall take any corporate action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii) or (iii) above; or (v) HoldCo shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

                  (e) the General Partner (as defined in the Agreement and
            Articles


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            of Limited Partnership of Forstmann Little & Co. Subordinated Debt
            and Equity Management Buyout Partnership-VI dated as of June 20, 1995, as amended from time to time, relating to MBO-VI (the "Partnership Agreement")) shall have taken action with respect to the securities of HoldCo which results in the relinquishment of "control" (as such term is defined in the Investment Company Act of 1940, as amended) of HoldCo by the persons or group of persons having such control prior thereto;

then, and in any such event, but subject to Sections 13 and 14, (x) upon the occurrence of any Event of Default described in subclause (i) or (ii) of clause
(d) of this Section 4 or in clause (e) of this Section 4, the unpaid principal amount of and accrued interest on and all other amounts owing under this Debenture shall automatically, without any further action of any person or entity, mature and become due and payable, and (y) upon the occurrence and during the continuation of any other Event of Default, the Holders of a majority of the aggregate principal amount of the 7-1/2% Debentures then outstanding may at any time (unless all Events of Default shall theretofore have been remedied) at their option, by written notice or notices to HoldCo, declare the 7-1/2% Debentures to be due and payable, whereupon the unpaid principal amount of and accrued interest on and all other amounts owing under the 7-1/2% Debentures shall forthwith mature and become due and payable, all without presentment, demand, protest or other notice, all of which are hereby expressly waived except as expressly provided above in this Section 4.

            At any time after this Debenture is declared due and payable, as provided in clause (y) above, the Holders of a majority of the aggregate principal amount of the 7-1/2% Debentures then outstanding, by written notice to HoldCo, may rescind and annul any such declaration in respect of the 7-1/2% Debentures and its consequences if (x) HoldCo has paid all overdue interest on the 7-1/2% Debentures, (y) all Events of Default, other than non-payment of amounts which have become due solely by reason of such declaration, have been cured or waived by the Holder in accordance with Section 18, and (z) no judgment or decree has been entered for the payment of any monies due pursuant to this Debenture; but no such rescission and annulment shall extend to or affect any subsequent Event of Default or impair any right consequent thereon.

            5.    REMEDIES ON DEFAULT; NO WAIVER; ETC.

            Subject to the provisions of Sections 13 and 14, in case any one or more Events of Default shall occur and be continuing, the Holder may proceed to protect and enforce its rights by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein, or for an injunction against a violation of any of the terms hereof, or in aid of the exercise of any power granted hereby or by law or otherwise. No course of dealing and no failure to exercise or delay in exercising any right, power or remedy by or on the part of any Holder


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shall operate as a waiver thereof or otherwise prejudice any Holder's rights, powers or remedies nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. No right, power or remedy conferred by this Debenture upon any Holder shall be exclusive of any other right, power or remedy referred to herein or now or hereafter available by law, in equity or otherwise.

            6.    DEBENTURE REGISTER

            HoldCo will keep at its principal office a register in which HoldCo will provide for the registration of the 7-1/2% Debentures. HoldCo may treat the person or entity in whose name this Debenture is registered on such register as the owner hereof for the purpose of receiving payment of the principal hereof and interest hereon and for all other purposes (subject to the rights of prior Holders under Section 11), whether or not this Debenture shall be overdue, and HoldCo shall not be affected by any notice to the contrary. All references in this Debenture to a "Holder" shall mean the person or entity in whose name any of the 7-1/2% Debentures are at the time registered on such register (except as otherwise contemplated with respect to prior Holders under this Section 6 and
Section 11).

            7.    TRANSFER AND EXCHANGE

            Subject to the provisions of Section 17, upon surrender of this Debenture for registration of transfer or for exchange to HoldCo at its principal office, HoldCo at its expense (except as provided below) will execute and deliver in exchange therefor one or more new 7-1/2% Debentures in denominations of at least $100,000 (except one such 7-1/2% Debenture issued in connection with each such transfer or exchange may be issued in a lesser principal amount if the unpaid principal amount of the surrendered 7-1/2% Debenture is not evenly divisible by, or is less than, $100,000), as requested by the Holder or transferee, which equal in the aggregate the unpaid principal amount of this Debenture, registered as such Holder or transferee may request, dated so that there will be no loss of interest by reason of such surrender, and otherwise of like tenor and form. HoldCo may require payment by the Holder of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer or exchange.

            8.    REPLACEMENT

            Upon receipt of evidence reasonably satisfactory to HoldCo of the ownership of, and the loss, theft, destruction or mutilation of, this Debenture and, in the case of any such loss, theft or destruction, an indemnity bond in such reasonable amount as HoldCo may determine (or, if the Holder is any financial institution or any nominee of the foregoing, of an unsecured indemnity agreement from such Holder reasonably satisfactory to HoldCo), or, in the case of any such mutilation, upon the surrender of this


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Debenture for cancellation to HoldCo at its principal office, HoldCo at its expense (except as provided below) will execute and deliver, in lieu hereof, a new 7-1/2% Debenture of like tenor and form, dated so that there will be no loss of interest by reason of the loss, theft, destruction or mutilation of this Debenture. HoldCo may require payment by the Holder of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such replacement. If any such replacement Debenture has been so executed and delivered by HoldCo, this Debenture shall not be deemed to be outstanding for any purpose.

            9.    PAYMENTS

            9.1 Place of Payment. Payments of principal and interest becoming due and payable on the 7-1/2% Debentures shall be made at the principal office of The Chase Manhattan Bank, N.A. in the Borough of Manhattan, the City and State of New York, unless HoldCo, by notice to the Holder, shall designate the principal office of another commercial bank or trust company in such Borough as such place of payment, in which case the principal office of such other bank or trust company shall thereafter be such place of payment.

            9.2 Home Office Payment. Notwithstanding anything contained in
Section 9.1 to the contrary, if the Holder of this Debenture is an institutional holder, HoldCo will pay all sums becoming due hereon at the address specified for such purpose in a notice from such Holder to HoldCo, or by such other method or at such other address as such Holder shall have specified by notice from time to time to HoldCo for such purpose, without the presentation or surrender of this Debenture or the making of any notation hereon, except that upon repayment in full hereof, this Debenture shall be surrendered to HoldCo at its principal office or at the place of payment maintained by HoldCo pursuant to Section 9.1 for cancellation. Prior to any sale or other disposition of this Debenture by such Holder or its nominee, such Holder will, at its election, either endorse hereon the amount of principal paid hereon and the last date to which interest has been paid hereon or surrender this Debenture to HoldCo in exchange for a new 7-1/2% Debenture or Debentures pursuant to Section 7.

            10.   PREPAYMENT

            Subject to the provisions of Sections 13 and 14, HoldCo may from time to time prepay all or any part of the unpaid principal amount hereunder, together with accrued interest, at any time after the date hereof without premium, penalty or other charge.

            11.   PAYMENT OF EXPENSES


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            In case of a default in the payment of any principal or of interest on or other amount owing under the 7-1/2% Debentures, HoldCo will pay (a) to the Holder promptly upon demand from time to time such further amounts as shall be sufficient to cover the costs and expenses of collection and the enforcement and preservation of the Holder's rights, powers and remedies hereunder, including, without limitation, attorneys' fees and expenses, and (b) the costs and expenses of any trustee appointed pursuant to Section 3.3 of the Partnership Agreement, including, without limitation, fees and expenses of the attorneys for such trustee. Except as otherwise provided in Sections 7 and 8, HoldCo shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of the 7-1/2% Debentures and agrees to save the Holder harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes. The rights of each Holder under this Section 11 shall survive any transfer of this Debenture to another Holder and any exchange under Section 7 or replacement under Section 8 with respect hereto.

            12.   UNSECURED OBLIGATION

            In order to ensure that the borrowing evidenced hereby is not "indirectly secured" within the meaning of Regulation G, T, U or X of the Board of Governors of the Federal Reserve System and the interpretations of such Board and its staff thereunder, notwithstanding the provisions contained herein, HoldCo and its subsidiaries shall retain the full right and ability to sell, pledge or otherwise dispose of "margin stock" and "margin securities" (as such terms are defined in Regulation G, T, U or X of the Board of Governors of the Federal Reserve System and the interpretations of such Board and its staff thereunder); and, to the extent that, pursuant to the terms hereof, such borrowing is considered to be "indirectly secured," such terms (other than those terms relating to the obligations to make payments of principal, premium and interest) shall be deemed modified to the extent necessary to prevent such borrowing from being considered to be "indirectly secured".

            13.   SUBORDINATION

            By acceptance of this Debenture, the Holder hereby agrees as follows:

            13.1 Express Subordination.
            The Subordinated Obligations are expressly subordinated and junior in right of payment (as defined in subsection 13.2) to all Senior Obligations. Nothing contained herein shall be deemed to make the Subordinated Obligations subordinate and junior in right of payment to any obligation of HoldCo other than the Senior Obligations.

            13.2  Subordination Defined.
            "Subordinate and junior in right of payment"shall mean that:


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                  (a) If and to the extent that any Senior Obligations have been created, then, so long as any such Senior Obligations are outstanding and unpaid, at any time prior to December 31, 2006, without the express written consent of the Senior Creditors, no direct or indirect payment on account of the Subordinated
            Obligations shall be made, nor shall any property or assets of HoldCo or any of its subsidiaries be directly or indirectly applied to the purchase or other acquisition or retirement of the 7-1/2% Debentures, nor shall the Holder take, demand, receive or institute legal proceedings to recover, and neither HoldCo nor any of its subsidiaries will make, give or permit, directly or indirectly, by set-off, redemption, purchase or in any other manner, any payment or security for the whole or any part of the Subordinated Obligations, nor (except as permitted by subsection 13.3) shall the Holder accelerate the scheduled maturities of any amount owing under the 7-1/2% Debentures (all of the foregoing actions being hereinafter referred to as "Restricted Actions"), if at the time of or immediately after giving effect to such Restricted Action a Senior Default or Senior Event of Default exists or would exist and is or would be continuing; provided that this subsection 13.2(a) shall not prevent any Restricted Action for a period (a "Postponement Period") longer than the period ending on the earliest of (i) the first day after the proposed taking of such Restricted Action on which no Senior Default or Senior Event of Default is then continuing, (ii) 120 days after the date such Restricted Action would otherwise have been taken if there has been delivered to the Administrative Agent by the Holder a notice stating that such Senior Default or Senior Event of Default exists, (iii) 120 days after the date such Restricted Action would otherwise have been taken if there has been delivered to the Administrative Agent by HoldCo a certificate from an officer of HoldCo or a letter from HoldCo's certified public accountants stating that such Senior Default or Senior Event of Default exists, (iv) the date on which the existence of such Postponement Period has been waived by the Senior Creditors, and (v) December 31, 2006; provided, further, that if any Restricted Action shall have been prevented or postponed by reason of any Senior Default and the condition or event giving rise to such Senior
            Default gives rise to a Senior Event of Default, no subsequent Restricted Action may be prevented or postponed by reason of the occurrence of such Senior Event of Default, and provided, further, that if any Restricted Action shall have been prevented or postponed by reason of any Senior Default or Senior Event of Default, and after the occurrence of such Senior Default or Senior Event of Default and during the Postponement Period in respect thereof another Senior Default or Senior Event of Default shall have occurred, no such Restricted Action shall be prevented or postponed for any additional period by reason of such other

            Senior Default or Senior Event of Default (provided that, upon the occurrence of such additional Senior Default or Senior Event of Default, such first Postponement Period shall not be deemed to have ended upon the occurrence of any of the events specified in clause
            (i) through (iv) above).

                  (b) (i) So long as any Senior Obligations are outstanding and unpaid, in the event of any distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any substantial part of the property, assets or business of HoldCo or the Borrower, or the proceeds thereof, to any creditor or creditors of HoldCo or the Borrower other than in the ordinary course of business or as permitted in the Senior Credit Agreements then in effect, or (ii) upon any indebtedness of HoldCo or the Borrower becoming due and payable (or a proof of claim in respect thereof being filed in any applicable proceeding) by reason of any liquidation, dissolution or other winding up of HoldCo or the Borrower or its business or upon the occurrence of any sale, receivership, insolvency, reorganization or bankruptcy proceedings, assignment for the benefit of creditors, arrangement or any proceeding by or against HoldCo or the Borrower for any relief under any bankruptcy, reorganization or insolvency law or laws, Federal or state, or any law, Federal or state, relating to the relief of debtors, readjustment of indebtedness, reorganization, composition, or extension, or (iii) if all amounts owing under the Senior Loans, or the Borrower's obligations with respect to the Letters of Credit and the L/C Applications or owing under guarantees made by HoldCo in respect thereof have become, or have been declared to be, due and payable (and have not been paid in accordance with their terms), then and in any such event, any payment or distribution of any kind or character, whether in cash, property or securities (other than any securities of HoldCo which are received by the Holder in any proceeding of the type referred to in clause (i) or (ii) above and which are subordinated to (A) the Senior Obligations and (B) any securities of HoldCo distributed to the holders of Senior Obligations, in a manner not less favorable to the Senior Creditors than the subordination of the Subordinated Obligations provided for in Sections 13 and 14 ("Subordinated Securities")), which, but for the subordination provisions contained herein, would otherwise be payable or deliverable to the Holder upon or in respect of the Subordinated Obligations, shall instead be paid over or delivered to the Senior Creditors which have Senior Obligations which are then due and payable (or in respect of which a proof of claim has been filed in any applicable proceeding) and promptly be applied (subject to applicable law) as a payment or prepayment on account of the Senior Obligations (or, in the case of non-cash property and cash received in respect of obligations under outstanding Letters of Credit which may be drawn upon, held as collateral to secure payment of the Senior Obligations) which are then due and payable pro rata in accordance with the amounts thereof then due and payable (or in respect of which a proof of claim has been filed in any applicable proceeding), and the Holder shall not receive any such payment or distribution or any benefit therefrom unless and until the Senior Obligations which are then due and payable (or in respect of which a proof of claim has been filed in any applicable proceeding) shall have been fully paid and satisfied in cash.

            13.3 Bankruptcy Petition.
            Notwithstanding anything to the contrary contained herein, so long as the Senior Obligations are outstanding and unpaid, the Holder may declare the unpaid principal amount of, and accrued interest on, the Subordinated Obligations to be immediately due and payable and may file or join in the filing of a bankruptcy petition against HoldCo or take any action to commence a bankruptcy proceeding against HoldCo only upon the occurrence and during the continuance of any of the following events:

                  (a) the Senior Loans or the guarantees made by HoldCo in
            respect thereof shall have been declared to be, or shall have become, due and payable prior to the stated maturity thereof in accordance with the provisions of Section 9 of the Tender Credit Agreement or Section 14 of the Merger Credit Agreement; or

                  (b) HoldCo shall have failed to make any payment of principal of, or accrued interest on, the 7-1/2% Debentures, which payment is then due and payable, within five days after the later of the end of the applicable Postponement Period and 120 days after the date on which such payment is due and payable; or

                  (c) after the earlier of the date on which all of the Senior
            Obligations have been paid in full in accordance with the Senior Credit Agreements and December 31, 2006, an Event of Default shall have occurred and then be continuing under the 7-1/2% Debentures.

If the 7-1/2% Debentures shall have been declared to be due and payable in accordance with the provisions of this subsection 13.3 (under circumstances when the provisions of subsection 13.2(b) are not applicable), any payment or distribution of any kind or character, whether in cash, property or securities, which are received by the Holder in respect of or after such acceleration or any legal proceedings brought in connection therewith shall forthwith be paid over or delivered to the Senior Creditors which have Senior Obligations which are then due and payable (or in respect of which a proof of claim has been filed in any applicable proceeding) and promptly be applied (subject to applicable law) as a payment or prepayment on account of the Senior Obligations (or, in the case of non-cash property and cash received in respect of obligations under outstanding Letters of Credit which may be drawn upon, held as collateral to secure payment of the Senior Obligations) which are then due and payable (or in respect of which a proof of claim has been filed in any applicable proceeding) pro rata in accordance with the amounts thereof then due and payable, and the Holder shall not retain any such payment or distribution or any benefit therefrom unless and until the Senior Obligations which are then due and payable (or in respect of which a proof of claim has been filed in any applicable proceeding) shall have been fully paid and satisfied.

            14.   LIMITED POWER OF ATTORNEY; TRUST; SUBROGATION

            By acceptance of this Debenture, the Holder hereby agrees as follows:

            14.1 Limited Power of Attorney.
            The Holder irrevocably authorizes and empowers the Senior Creditors under the circumstances set forth in clause (i) or (ii) of subsection 13.2(b), to demand, sue for, collect and receive every such payment or distribution referred to in such subsection and give acquittance thereof, and take such other proceedings, in the name of the Senior Creditors or in the name of the Holders or otherwise, as the Senior Creditors may deem reasonably necessary or advisable for the enforcement of the subordination provisions contained in Section 13. The Holder shall, under the circumstances set forth in clause (i) or (ii) of subsection 13.2(b), duly and promptly take such action as may be reasonably requested at any time and from time to time by the Senior Creditors to file appropriate proofs of claim in respect of the Subordinated Obligations, and to execute and deliver such powers of attorney, assignments or other instruments as may be reasonably requested by the Senior Creditors in order to enable the Senior Creditors to enforce any and all claims upon or in respect of the Subordinated Obligations and to collect and receive any and all payments or distributions which may be payable or deliverable at any time upon or in respect of the Subordinated Obligations. Any such amounts received by the Senior Creditors shall be applied (subject to applicable law) to the payment of the Senior Obligations then payable (or in respect of which proofs of claim have been filed in any applicable proceeding) in accordance with the terms of the Senior Credit Agreements.

            14.2 Monies Held in Trust.
            Should any payment or distribution or security, or the proceeds of any thereof, be collected or received by the Holder in respect of the Subordinated Obligations (other than Subordinated Securities) and such collection or receipt is at the time prohibited by Section 13, the Holder will forthwith turn over the same to the Senior Creditors, in the form received (except for the endorsement or the assignment of the Holder when necessary) and, until so turned over, the same shall be held in trust by the

Holder as the property of the Senior Creditors. Any such amounts received by the Senior Creditors shall be applied (subject to applicable law) to the payment of the Senior Obligations then payable (or in respect of which proofs of claim have been filed in any applicable proceeding) in accordance with the terms of the Senior Credit Agreements.

            14.3 Subrogation.
            Following payment in full in cash of the Senior Obligations, the Holder shall be subrogated to the rights of the Senior Creditors to receive payments or distributions of cash, property or securities made on the Senior Obligations until the Subordinated Obligations shall be paid in full; and, for the purpose of such subrogation, payments or distributions to the Senior Creditors of any cash, property or securities to which the Holder would be entitled except for the provisions of Section 13 shall, as between HoldCo and its creditors (other than the Senior Creditors and the Holders), be deemed to be a payment by HoldCo to or on account of Subordinated Obligations, it being understood that the provisions hereof are and are intended solely for the purpose of defining the relative rights of the Holders of the 7-1/2% Debentures, on the one hand, and the Senior Creditors, on the other hand. The purpose of this subsection 14.3 is to grant to the Holders the same rights against HoldCo with respect to the aggregate amount of such payments or distributions as the Senior Creditors would have against HoldCo if such aggregate amount were considered overdue Senior Obligations.

            15.   WAIVER BY SENIOR CREDITORS, ETC.

            By acceptance of this Debenture the Holder hereby consents that, without the necessity of any reservation of rights against the Holder, and without notice to or further assent by the Holder, (a) any demand for payment of any Senior Obligation made by any Senior Creditor may be rescinded in whole or in part by such Senior Creditor (whereupon HoldCo shall give prompt notice thereof to the Holders) and any Senior Obligation may be continued, and the Senior Obligations, or the liability of HoldCo, the Borrower or any other party upon or for any part thereof, or any collateral security or guaranty therefor or right or offset with respect thereto, or any obligation or liability of HoldCo, the Borrower or any other party under the Senior Credit Agreements and any collateral security documents or guarantees or documents in connection therewith may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised, waived, surrendered, or released by the Senior Creditors, and (b) the Senior Credit Agreements, the Senior Loans, the Letters of Credit, the L/C Applications and any guarantees made by HoldCo or any other person in respect thereof and any document or instrument evidencing or governing the terms of any other Senior Obligations or any collateral security documents or guarantees or documents in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Senior Creditors with respect to such Senior Obligations may deem advisable from time to time, and any collateral security or guarantee at any time held by any of the Senior Creditors for the payment of any of the Senior Obligations may be sold, exchanged, waived, surrendered or released, in each case all without notice to or further assent by the Holders who will remain bound by the terms hereof, and all without impairing, abridging, releasing or affecting the subordination provided for herein, notwithstanding any such renewal, extension, modification, acceleration, compromise, amendment, supplement, termination, sale, exchange, waiver, surrender or release; provided that so long as any Senior Obligations are outstanding and unpaid the Administrative Agent, the Co-Agents and the Lenders will not amend the Senior Credit Agreements to increase the interest rates applicable to the Loans (as defined on the Senior Credit Agreements) or to increase commissions or other fees payable with respect to the Letters of Credit or to increase the maximum principal amount of the Senior Loans which may be outstanding at any one time or the maximum amount of reimbursement obligations in respect of Letters of Credit that may be outstanding at any one time, in each case as set forth in the Merger Credit Agreement, without the written consent of the Holders of a majority of the aggregate principal amount of the 7-1/2% Debentures then outstanding, provided that without the consent of any Holder, but in accordance with Section 16, the maximum principal amount of the Senior Loans which may be outstanding at any one time and the maximum amount of reimbursement obligations in respect of Letters of Credit that may be outstanding at any one time may be increased up to $100,000,000 in the aggregate, together with accrued interest thereon and commissions with respect thereto. By acceptance of this Debenture the Holder waives any and all notice of the creation, renewal, extension or accrual of any of the Senior Obligations and notice of or proof of reliance by any Senior Creditor upon the terms and provisions hereof, and the Senior Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon the terms and provisions hereof, and all dealings between HoldCo and the Senior Creditors shall be deemed to have been consummated in reliance upon the terms and provisions hereof. By acceptance of this Debenture the Holder acknowledges and agrees that the Lenders have relied upon the subordination provided for herein in entering into the Senior Credit Agreements and in making funds available to the Borrower thereunder, and that other Senior Creditors will rely upon the subordination provided for herein in extending credit to, or accepting the obligations or liabilities of, the Borrower and its subsidiaries. By acceptance of this Debenture the Holder waives notice of or proof of reliance on this Debenture and protest, demand for payment and notice of default by the Senior Creditors.

            16.   INCREASE IN AMOUNT OF SENIOR OBLIGATIONS

            At any time and from time to time HoldCo may designate any of the Borrower's indebtedness, obligations and/or liabilities and guarantees made by HoldCo in respect thereof as Senior Obligations, in accordance with clause (c) of the definition of Senior Obligations, by delivering to each Holder of the 7-1/2% Debentures a Notice of Designation which shall have attached to it a list of all outstanding Senior Obligations which HoldCo has heretofore, and which remain, designated as Senior Obligations pursuant to this Section 16 (which attached list may not be relied upon by the Holder for purposes of preventing any Senior Obligations from being considered as such if no notice pursuant to the next sentence has been sent by such Holder prior to the end of the eleven day period referred to in such sentence, but shall be deemed to have been relied upon by such Holder for purposes of determining damages payable by HoldCo suffered or incurred by such Holder as a result of such list not being true and correct). Each such Notice of Designation shall be effective with respect to the indebtedness, obligations and/or liabilities described therein on the 11th day following actual receipt thereof by the Holder unless prior to such 11th day, the Holder has given notice to the proposed Senior Creditor (at its address specified in such Notice of Designation) and HoldCo that the principal amount of the indebtedness, obligations and/or liabilities described in such Notice of Designation together with the aggregate principal amount of indebtedness, obligations and liabilities previously designated as Senior Obligations under this Section 16, after taking into account all notices theretofore received by the Holder terminating or reducing the amount of indebtedness, obligations and liabilities theretofore included in the Senior Obligations, exceeds $100,000,000 in the aggregate. By acceptance of this Debenture the Holder hereby agrees that it shall not give, and shall be responsible for all direct and consequential damages resulting from, any such notice which such Holder knows is not true and correct. Upon the effectiveness of a Notice of Designation, the indebtedness, obligations and/or liabilities specified therein shall automatically become Senior Obligations and the holder or holders thereof or obligee or obligees with respect thereto shall automatically become Senior Creditors, in each case for all purposes of this Debenture, whether or not the Holder shall have acknowledged receipt of the Notice of Designation. Senior Obligations shall cease to be such, or the principal amount thereof designated as such shall be reduced, only (i) upon actual receipt by the Holders of a notice from the holder or holders of such Senior Obligations or obligee or obligees with respect thereto terminating the designation of such indebtedness, obligations and/or liabilities as Senior Obligations or reducing the amount of such indebtedness, obligations and/or liabilities so designated, or (ii) when the Senior Obligations have in fact been paid in full or reduced and the Holders shall have received notice from HoldCo of such fact together with evidence satisfactory to it that the Senior Obligations have been so paid or reduced. At the request of HoldCo, the Holder will confirm in writing to any Senior Creditor that the indebtedness, obligations and/or liabilities held by such Senior Creditor and designated to be Senior Obligations are Senior Obligations. However, the failure or refusal of any Holder to issue any such confirmation shall not affect the status as Senior Obligations of any indebtedness, obligations and/or liabilities properly designated by HoldCo to be Senior Obligations in accordance with the provisions of this Debenture.

            17.   RESTRICTIONS ON TRANSFER; RIGHT OF FIRST REFUSAL

            By acceptance of this Debenture, the Holder hereby agrees as follows:

            17.1 Restrictions on Transfer.
            The Holder shall not, directly or indirectly, sell, assign, exchange, dispose of or otherwise transfer the 7-1/2% Debentures (any one or more of such acts being a "Transfer") unless:

                  (a) such Transfer is of the whole, and not merely a part, of the Holder's direct or beneficial interest in the 7-1/2% Debentures and is for cash consideration only; and

                  (b) such Transfer is made pursuant to an effective
            registration statement under the Securities Act of 1933, as amended, or the Holder delivers to HoldCo an opinion of counsel of recognized standing in securities law (including in-house or special counsel), which opinion and counsel shall be reasonably satisfactory to HoldCo, retained at the Holder's expense, to the effect that the proposed Transfer is exempt from registration under applicable Federal and state securities laws; and

                  (c) such Transfer does not otherwise violate any law, statute, rule, regulation, order or decree of the United States of America or any state thereof or any governmental authority of any of the foregoing; and

                  (d) such Transfer is to a third-party transferee (the
            "Transferee") which Transferee does not, directly or indirectly, beneficially own, either alone or together with its Affiliates, immediately prior to such Transfer in excess of 5% of the aggregate principal amount of the 7-1/2% Debentures then outstanding; and

                  (e) such Transfer is made in a cash transaction but only after the Holder complies with the provisions of subsection 17.2.

            17.2  Right of First Refusal.

                  (a) If, at any time, the Holder proposes to Transfer for cash its entire interest in the 7-1/2% Debentures, the Holder shall give a written notice (a "Transfer Notice") to HoldCo (i) specifying (w) that the proposed Transfer will be in compliance with all of the provisions of Section 17.1, (x) the identity of the proposed third-party transferee (the "Transferee") who has made a bona fide offer to purchase the Holder's entire interest in the 7-1/2% Debentures, (y) the proposed cash consideration to be received by the Holder for such interest (the "Transfer Price"), and (z) any other terms and conditions of the proposed Transfer, and (ii) offering to sell the Holder's entire interest in the 7-1/2% Debentures at the Transfer Price to HoldCo. The Transfer Notice shall constitute an irrevocable offer by the Holder to sell the Holder's entire interest in the 7-1/2% Debentures to HoldCo upon the terms contained in the Transfer Notice.

                  (b) HoldCo shall have the right, exercisable for 15 Business
            Days following the date of such receipt of the Transfer Notice, to purchase for cash the Holder's entire interest in the 7-1/2% Debentures at the Transfer Price by delivering a written notice (the "Purchase Notice") to the Holder of its election within such 15 Business Day period. If HoldCo elects to so purchase the Holder's interest, the Holder shall execute such documents and instruments reasonably required by HoldCo to consummate the contemplated transaction. The closing of such purchase shall take place as soon as practicable after the date of the Purchase Notice, but in any case within 15 Business Days following HoldCo's initial receipt of the Transfer Notice. At such closing, the Holder shall, and hereby covenants to, Transfer its entire interest in the 7-1/2% Debentures to HoldCo free and clear of any and all liens, mortgages, pledges, security interests or other encumbrances against receipt of payment thereof.

                  (c) If HoldCo does not deliver a Purchase Notice within 15
            Business Days following its receipt of a Transfer Notice, then the Holder (i) shall be under no obligation to sell any portion of its interest in the 7-1/2% Debentures to HoldCo, and (ii) may, within the period commencing on the 16th Business Day and ending on the 30th Business Day following HoldCo's receipt of the Transfer Notice, Transfer its entire (but not less than its entire) interest in the 7-1/2% Debentures to the Transferee specified in the Transfer Notice at the Transfer Price and on the terms and conditions set forth in the Transfer Notice. If, upon the expiration of the 30th Business Day following receipt by HoldCo of the Transfer Notice, such Transfer shall not have occurred, then the provisions of this
            Section 17.2 shall apply again and the Holder shall comply with the terms hereof in connection with any subsequent proposed Transfer.

            17.3 Transfer Otherwise Void.
            Any purported Transfer of the Holder's interest in the 7-1/2% Debentures made other than in accordance with this Section 17 shall be void and HoldCo shall not be required to recognize any equitable or other claims to such interest on the part of any purported transferee. Notwithstanding anything to the contrary herein, the provisions of this Section 17 shall not apply to Transfers by MBO-VI acting in a manner contemplated by Section 3.2 (a) (i) of the Partnership Agreement.

            18.   NOTICES, ETC.

            All notices, waivers and other communications provided for hereunder shall be in writing (including telex, telecopier and other readable communication) and mailed, telexed, telecopied or otherwise transmitted or delivered, if to HoldCo, c/o Forstmann Little & Co., 767 Fifth Avenue, New York, New York 10153, Attention: Mr. Thomas H. Lister, with a copy to Fried, Frank, Harris, Shriver & Jacobson, One New York Plaza, New York, New York 10004,
Attention: F. William Reindel, Esq., and if to the Holder at its address specified on the register referred to in Section 6, or, in each case, to such other addresses as shall be specified by like notice. All such notices, waivers and communications shall, if mailed, telexed, telecopied or otherwise transmitted, be effective when deposited in the mails or telexed, telecopied or otherwise transmitted.

            19.   GOVERNING LAW

            THIS DEBENTURE SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS).

            20.   MISCELLANEOUS

            The provisions of this Debenture shall inure to the benefit of and shall be binding upon HoldCo and the Holder of this Debenture and all future Holders, and their respective heirs, legal representatives, successors and assigns.

Dated:  July 10, 1996

                                       FLCH HOLDINGS CORP.

                                       By:
                                          Thomas H. Lister
                                          Vice President

                                                                        ANNEX 1

                                     FORM OF
                             "NOTICE OF DESIGNATION"

                                                          [Date]
TO:   THE HOLDER OF FLCH HOLDINGS CORP.
      7-1/2% SERIES C DEBENTURES DUE JUNE 30, 2009

Ladies and Gentlemen:

            Reference is made to the 7-1/2% Series C Debentures due June 30, 2009 (the "Debentures") of FLCH HoldCo Corp., a Delaware corporation. Unless otherwise defined herein, terms defined in the Debentures are used herein with their defined meanings.

            Pursuant to the provisions of the Debentures, HoldCo hereby designates the following as Senior Obligations:

            1. Name of holder, lender or other obligee to be designated a Senior
Creditor:

            2. Description of indebtedness, obligations or liabilities to be designated as Senior Obligations (including maximum principal amount and, if the Senior Obligation is revolving in nature, a statement to such effect):

            3. Address for notices (include telex and telecopy number if available):

            Please acknowledge receipt of this notice by signing the enclosed counterpart hereof in the space provided below and returning it to the undersigned.

                                       FLCH HOLDINGS CORP.


                                       By:
                                          Name:
                                          Title:

We hereby acknowledge receipt of
this notice on              ,
               -------------  ----

[NAME OF HOLDER]
By:
       Authorized Signatory